UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2025

PHATHOM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39094	82-4151574
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, Suite 102

Florham Park, New Jersey 07932

(Address of principal executive offices) (Zip Code)

(877) 742-8466

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHAT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 3, 2025, Phathom Pharmaceuticals, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2025 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Class III Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as Class III directors for a three-year term expiring at the Company’s 2028 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Directors	Votes For	Withheld	Broker Non-Votes
Heidi Kunz	34,023,182	451,384	17,427,382
James Topper, M.D., Ph.D.	26,884,171	7,590,395	17,427,382

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2025:

Votes For	Votes Against	Abstentions
51,670,346	177,785	53,817

Proposal No. 3 – Approval of the Compensation of the Named Executive Officers (“say-on-pay”)

The Company’s stockholders voted and approved, on a non-binding, advisory basis, the compensation of the named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,584,781	8,704,739	1,185,046	17,427,382

Proposal No. 4 – Approval of the Frequency of Future Votes on the Compensation of the Named Executive Officers (“say-on-frequency”)

The Company’s stockholders voted and approved, on a non-binding, advisory basis, the frequency of future votes regarding the compensation of the named executive officers every 1 year:

1 Year	2 Years	3 Years	Abstentions
30,665,967	21,543	2,611,188	1,175,868

Consistent with the recommendation of the Company’s Board of Director, as set forth in the 2025 Proxy Statement, and based on the results of this non-binding advisory vote, it is the Company’s intent that future advisory stockholder votes on the compensation of its named executive officers will be held annually and included in the Company’s proxy materials for each annual meeting until the next required vote on Say-On-Frequency.

No other matters were considered or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHATHOM PHARMACEUTICALS, INC.

Date: June 9, 2025	By:	/s/ Steven Basta
Steven Basta
President & Chief Executive Officer